NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

MEMORANDUM OF REPLACEMENT IN-SITU URANIUM, “SOLUTION MINING LEASE”

THE STATE OF TEXAS	)(
COUNTY OF DUVAL	)(

     THIS AGREEMENT made effective the 14th day of January, 2005, by and between Zulema DeHoyos who is the same person also known as Zulema DeHoyos Estrada, Individually and as Executrix of the Estate of Zulema G. DeHoyos, Deceased, whose mailing address is 202 S. Bexar Street, San Diego, Texas 78384, (hereinafter collectively referred to as "Lessor") and South Texas Mining Venture, L.L.P., successor by merger to Everest Resource Company, a Texas Corporation, whose mailing address is PO Box 2955, Corpus Christi, Texas 78403 (hereinafter referred to as "Lessee"), do hereby acknowledge and give notice that Lessor has entered into an Solution Mining Lease with Lessee, covering the lands and premises situated in Duval County, Texas, more fully described as follows:

3100.64 acres of land, more or less, subject to the mineral reservation reserved in the conveyance recorded in Volume 61, Pages 285-289 of the Deed Records of Duval County, Texas, and which lands are located approximately 4 miles north from Benavides, Texas, and 12 miles S. W. from San Diego, Texas, and being a portion of the tract of land known as the Palangana Pasture in said Duval County, Texas, allotted to Mrs. Lizzie Singer under the terms of the Last Will and Testament of Mrs. Anna Collins, Deceased, and decree of the District Court of Nueces County, Texas, and being Share 4 of Parcel F, First, and Parcel F, Second, and which decree is of record in Volume Z, Page 314 et seq., of the Deed Records of Duval County, Texas, and described by the metes and bounds contained therein.

     It is expressly provided that this Lease covers only the uranium, thorium, molybdenum, vanadium, and all other fissionable materials, together with all minerals, metals, materials, elements, compounds, solutions and mixtures which are necessarily produced in solution with, and incidental to, the production of the above-named substances in and under said lands above described.

     Said Solution Mining Lease is effective January 14, 2005 and provides for a primary term of five (5) years, subject to all of the terms, conditions and provisions as set out in said Solution Mining Lease. The original of such Solution Mining Lease is in the office of the Lessee, where it is open to examination and investigation by interested parties during reasonable business hours.

     The Solution Mining Lease replaces, supercedes and takes the place of that certain In-Situ Uranium Mining Lease dated January 14, 2005, recorded in Volume 397 at Page 586 of the Official Records of Duval County, Texas, and all the terms of this new lease shall be in force and effect effective with recording the same of record in Duval County, Texas.

     This notice is given to place every person on notice of the existence of said Solution Mining Lease, and all of the terms, provisions and conditions thereof; and this notice is given in lieu of filing the original of such Solution Mining Lease for record in Duval County, Texas.

EXECUTED IN DUPLICATE ORIGINALS this the 11th day of July, 2008

LESSOR:

“Zulema DeHoyos”
Zulema DeHoyos Estrada, aka Zulema DeHoyos,
Individually and as Executrix of the
Estate of Zulema G. DeHoyos, Deceased

LESSEE: South Texas Mining Venture, L.L.P.

By:	URN South Texas Project, Ltd,
Its General Partner
By:	“Dennis E. Stover”
Dennis E. Stover, President

By:	Everest Exploration, Inc.
Its General Partner
By:	“James T. Clark”
Name:	James T. Clark
Title:	President

ACKNOWLEDGMENTS

STATE OF TEXAS
COUNTY OF

     This instrument was acknowledged before me on this 11th day of ~~June~~ July, 2008, by Zulema DeHoyos Estrada, aka Zulema DeHoyos, Individually and as Executrix of the Estate of Zulema G. DeHoyos, Deceased.

“Evilia Casas”
Notary Public, State of Texas

STATE OF
COUNTY OF

     This instrument was acknowledged before me on the 28th day of July, 2008, by Dennis E. Stover, President of URN Texas GP, LLC, in its capacity as general partner of URN South Texas Project, Ltd, in its capacity as general partner of South Texas Mining Venture, L.L.P. a Texas limited partnership, on behalf of said partnership.

“Kay M. Walker”
Notary Public, State of

STATE OF TEXAS
COUNTY OF NUECES

     This instrument was acknowledged before me on the 18th day of July, 2008, by James T. Clark, President of Everest Exploration, Inc., in its capacity as general partner of South Texas Mining Venture, L.L.P. a Texas limited partnership, on behalf of said partnership.

“Kathie Calderon”
Notary Public, State of Texas